Financial instruments	12 Months Ended
Jun. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
Note 25. Financial instruments
Financial risk management objectives
The Group has a simple capital structure and its principal financial assets are cash and cash equivalents and other receivables (except for sales tax receivables). The Group is subject to market risk by way of being exposed to daily volatility in the Bitcoin price and variations in foreign exchange rates. The Group has limited exposure to credit risk. The Group primarily holds cash and cash equivalents with regulated authorized deposit taking institutions which have strong credit ratings. The Group may also be exposed to liquidity and capital risk, due to the nature of operations and the requirements to incur capital expenditure.
Risk management is carried out by senior executives who identify, evaluate and hedge financial risks.
Market risk
Foreign currency risk
The Group undertakes certain transactions denominated in foreign currency and is exposed to foreign currency risk through foreign exchange rate fluctuations.
Foreign exchange risk arises from future commercial transactions and recognized financial assets and financial liabilities denominated in a currency that is not the entity’s functional currency. The risk is measured using sensitivity analysis and cash flow forecasting.
The Group’s exposure to foreign currency risk arises when a Group entity holds a financial asset or liability in a currency other than the functional currency of that entity. At the end of the reporting period, the Group’s exposure to foreign currency risk was as follows (denominated in US Dollars):

	Financial assets		Financial liabilities
	30 June 2024	30 June 2023	30 June 2024	30 June 2023
	US$’000	US$’000	US$’000	US$’000

US dollars	442,127	96,888	56,720	32,619
Canadian dollars	112,639	124,549	1,265	37,390

	554,766	221,437	57,985	70,009
Sensitivity analysis
The following table illustrates sensitivities to the Group’s exposure to changes in exchange rates. The table indicates the impact on how profit and equity values reported at the end of the reporting period would have been affected by changes in the relevant risk variables that management considers to be reasonably possible. These sensitivities assume that the movement in a particular variable is independent of other variables, each scenario assumes no change to other variables.

	Strengthened			Weakened
30 June 2024	Change %	Effect on profit before tax US$’000	Effect on equity US$’000	Change %	Effect on profit before tax US$’000	Effect on equity US$’000

US dollar	10%	45,350	45,350	10%	(55,427)	(55,427)
Canadian dollar	10%	18,115	18,115	10%	(18,251)	(18,251)
Australian dollar	10%	(62,606)	(62,606)	10%	76,179	76,179
Price risk
The Group is exposed to daily price risk on Bitcoin rewards it generates through contributing computing power to mining pools. Bitcoin rewards are typically liquidated on a daily basis and no Bitcoin is held as at the reporting period end (30 June 2023: nil).
Bitcoin currency prices are affected by various forces including global supply and demand, interest rates, exchange rates, inflation or deflation and the global political and economic conditions. The profitability of the Group is directly related to the current and future market price of digital currencies. A decline in the market prices for digital currencies could negatively impact the Group’s future operations. The Group has not hedged the conversion of any of its sales of Bitcoin.
Interest rate risk
The Group has limited exposure to interest rate risk, which is the risk that a financial instrument’s value will fluctuate as a result of changes in the market interest rates on variable interest-bearing financial instruments. The Group does not, at this time, use derivatives to mitigate these exposures. The Group’s cash and cash equivalents consist of balances available on demand and term deposits.

A reasonably possible change of 100 basis points ("bp") in interest rates at the reporting date would have increased (decreased) profit or loss by the amounts shown below:

30 June 2024	100 bp increase US$’000	100 bp decrease US$’000

Term deposit	425	(425)
Remunerated bank account	897	(897)
Cash flow sensitivity (net)	1,322	(1,322)
Credit risk
The Group’s exposure to credit risk is primarily related to its potential counterparty credit risk with exchanges, mining pools and regulated financial institutions. It mitigates credit risk associated with mining pools and exchanges by maintaining relationships with various alternative mining pools and transferring fiat currency to its Australian bank account on a regular basis. The Group cash and cash equivalents consists of balances held with regulated, listed financial institutions. The Group regularly monitors industry developments, actively monitors concentration risks with each financial institution and primarily holds balances on demand with A-1 rated institutions (based on Standard & Poor’s ratings).
Liquidity risk
The Group is exposed to liquidity risk and is required to maintain sufficient liquid assets (mainly cash and cash equivalents) and available borrowing facilities to be able to pay contractual obligations as and when they become due and payable. The Group manages liquidity risk by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities. The Group regularly updates cash projections for changes in business and fluctuations in the Bitcoin price. Refer to the Going Concern section within note 2 for further information in relation to how the Group intends to meet its short-term contractual obligations.
Remaining contractual maturities
The following table details the Group’s remaining contractual maturity for its financial instruments and other liabilities. The table presents the undiscounted cash flows of financial liabilities based on the earliest date on which the financial liabilities are required to be paid. The table includes both interest and principal cash flows disclosed as remaining contractual maturities and therefore these totals may differ from their carrying amount in the consolidated statement of financial position.

	Weighted average contractual interest rate	1 year or less	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Remaining contractual maturities
30 June 2024%		US$’000	US$’000	US$’000	US$’000	US$’000

Trade and other payables	-	24,780	-	-	-	24,780
Lease liabilities	-	371	261	516	2,869	4,017
Total non-derivatives		25,151	261	516	2,869	28,797

	Weighted average contractual interest rate	1 year or less	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Remaining contractual maturities
30 June 2023%		US$’000	US$’000	US$’000	US$’000	US$’000

Trade and other payables	-	13,541	-	-	-	13,541
Lease liabilities	-	335	326	446	2,270	3,377
Total non-derivatives		13,876	326	446	2,270	16,918
Financial assets at fair value through profit or loss

	Consolidated
	30 June 2024	30 June 2023
	US$’000	US$’000
Current assets
Electricity financial asset	6,530	-

Reconciliation
Reconciliation of the fair values at the beginning and end of the current and previous financial period are set out below:

Opening fair value	-	-
Additions	28,332	-
Financial asset realized	(18,354)	-
Unrealized loss	(3,448)	-

Closing fair value	6,530	-

Power Supply Agreement
A subsidiary of the Company (“the Subsidiary”) entered into a Power Supply Agreement ("PSA") for the procurement of electricity at the Childress site. The PSA was effective from 3 April 2024 and terminable by either party with a 30-day notice period or until both parties fulfill their contracted obligations.

Under the PSA, the Subsidiary has the right to purchase a fixed quantity of up to 600MW in advance at a fixed price agreed at least 60 days prior to the relevant monthly usage period, however, the Subsidiary has no obligation to take physical delivery of electricity purchased. Contracted electricity amounts are typically prepaid in full at least 30 days in advance of each relevant monthly usage period. Electricity is not prepaid for the entire duration of the PSA. For any unused electricity purchased, the Subsidiary sells the unused electricity to the counterparty of the PSA at the prevailing spot price at the time of curtailment.

As the PSA meets the definition of a financial instrument under IAS 32, it is accounted for as a financial asset at fair value through Profit and Loss under IFRS 9.

Accordingly, the PSA is recorded at an estimated fair value each reporting period with the change in the fair value recorded in the consolidated statements of profit and loss.
The unrealized gain or loss reflects the difference between the prepaid price contracted for future usage periods and the forward price as of the valuation date, multiplied by the contracted quantity for each respective future usage period. The valuation period for each relevant monthly usage period begins upon agreement of the contracted quantity and price for that period.

A realized gain or loss is recorded at the conclusion of the respective monthly usage period. If electricity is sold back to the power market at a spot price higher than the contracted price, a realized gain is recorded. Conversely, if the spot price is lower than the contracted price, a realized loss is recognized. The realized gain or loss is determined by calculating the difference between the spot price received on the unused electricity and the contracted price for the corresponding period.
For the year ended 30 June 2024, the realized gain was $4,121,000 (2023: nil).

As at 30 June 2024, the financial asset comprises the fair value of unused electricity procured for future periods.